EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BioFuel Energy, Corp. (the “Corporation”) on Form 10-K for the annual period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott H. Pearce, President and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 26, 2014

/s/ SCOTT H. PEARCE
Scott H. Pearce
President and Chief Executive Officer